Exhibit 77C
          Zurich YieldWise Money Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-8047
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997, and adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                254,954,298.630
                       WITHHELD             7,603,680.310

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                254,363,647.120
                       WITHHELD             8,194,331.820

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                255,315,128.040
                       WITHHELD             7,242,850.900

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                255,365,128.040
                       WITHHELD             7,192,850.900


























          Exhibit 77C
          Zurich YieldWise Money Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-8047
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                255,365,128.040
                       WITHHELD             7,192,850.900

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                254,687,397.080
                       WITHHELD             7,870,581.860

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                254,058,757.390
                       WITHHELD             8,499,221.550

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                255,163,710.010
                       WITHHELD             7,394,268.930

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                254,915,977.020
                       WITHHELD             7,642,001.920


























          Exhibit 77C
          Zurich YieldWide Money Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-8047
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                253,827,001.420
                       AGAINST              3,049,630.510
                       ABSTAIN              5,681,347.010

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR                241,206,808.640
                       AGAINST              8,920,348.800
                       ABSTAIN             12,430,821.500

          Item 4:  Approve of changes in investment policies

                       Vote             Number
                       ----             -----------
                       FOR                214,729,095.360
                       AGAINST             34,318,490.320
                       ABSTAIN             13,200,662.260